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                                                                 EXHIBIT 10.29

                                FIRST AMENDMENT
                        TO LOAN AND SECURITY AGREEMENT
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     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "First
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Amendment") is entered into as of December 8, 2001 by and among, on the one
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hand, HOLOGIC, INC., a Delaware corporation ("Parent"), FLUOROSCAN IMAGING
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SYSTEMS, INC., a Delaware corporation and a wholly-owned subsidiary of Parent
("FluoroScan"), and DIRECT RADIOGRAPHY CORP., a Delaware corporation and a
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wholly-owned subsidiary of Parent ("DRC" and, collectively with the Parent and
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FluoroScan, jointly, severally and jointly and severally, the "Borrowers" and
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each a "Borrower"), and, on the other hand, the financial institutions from time
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to time party to the Loan Agreement referred to below (collectively, the
"Lenders" and each individually, a "Lender"), and FOOTHILL CAPITAL CORPORATION,
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as agent for the Lenders under the Loan Agreement (in such capacity, the
"Agent").
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                                   RECITALS
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     As of September 21, 2001, the Borrowers and the Agent entered into a Loan and Security Agreement (as amended by and through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). The Borrowers have requested certain amendments to the Loan
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Agreement and a consent thereunder.  The Lenders and the Agent are willing to amend the Loan Agreement and grant such consent as requested by the Borrowers on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

     1.   Definitions.  Capitalized terms used but not otherwise defined herein
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shall have the respective meanings ascribed to such terms in the Loan Agreement.

     2.   Amendments to the Loan Agreement.
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     (a)  Section 2.1 of the Loan Agreement is hereby amended as follows:
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          (i)  first, by adding the following paragraph at the end of subsection
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     (a) thereof:

               "Until Parent delivers evidence satisfactory to Agent in the Agent's Permitted Discretion that Borrowers have received at least $10,000,000 in Additional Investment Proceeds, Advances shall not exceed $15,000,000."

          (ii) second, by inserting a new subsection (c) thereof, which
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     subsection (c) shall read in full as follows:

               "(c)  Without limiting the generality of Section 2.1(b) above,
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          until Parent delivers evidence satisfactory to Agent in the Agent's
          Permitted Discretion
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          that Borrowers have received at least $10,000,000 in Additional
          Investment Proceeds, Agent may establish an additional $8,500,000 reserve against the Borrowing Base."

          (iii)  and third, by redesignating subsections (c), (d), (e) and (f)
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     of such Section 2.1 as subsections (d), (e), (f) and (g).
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     (b)  Section 2.11 of the Loan Agreement is hereby amended first by deleting
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the word "and" at the end of subsection (b) of such section, second by deleting
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the period at the end of subsection (c) of such section and inserting in lieu thereof the words "; and", and third by adding a new subsection (d) to such
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section, which new subsection (d) shall read in full as follows:

                 "(d) Each Investment Fee Period, commencing with the Investment Fee Period ending April 30, 2002, unless Borrowers shall have delivered evidence satisfactory to Agent in the Agent's Permitted Discretion that Borrowers have received at least $10,000,000 in Additional Investment Proceeds on or before the last Business Day of such Investment Fee Period, Borrowers shall pay to Agent a fee of $50,000, which fee shall be due and payable on the last Business Day of such Investment Fee Period. For the purposes hereof, "Investment Fee Period" shall mean a three month period ending on the last Business Day of the calendar months of April, July, October or January, as applicable, of each calendar year."

     (c)  Section 6.16 of the Loan Agreement is hereby amended first by deleting
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subsection (a) thereof in its entirety and second by redesignating subsection
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(b) thereof as subsection (a).

     (d)  Section 7.16 of the Loan Agreement is hereby deleted in its entirety.
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     (e)  Schedule 7.20 of the Loan Agreement is hereby amended by deleting such
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Schedule in its entirety and inserting Schedule 7.20 attached hereto in lieu thereof.

     3.   Consent.  The Agent hereby consents to the closing of Parent's Hologic
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Systems Division manufacturing facility in Littleton, Massachusetts so long as such closing is conducted in a manner consistent with the summary thereof previously provided by Parent to the Agent and the costs associated with such closing incurred by Borrowers after September 29, 2001 (excluding those costs incurred in connection with the operation of such facility prior to such closing) do not exceed $2,000,000.

     4.   Conditions Precedent to First Amendment.  The satisfaction of each of
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the following, unless waived or deferred by the Agent, in its sole discretion, shall constitute conditions precedent to the effectiveness of this First Amendment and each and every provision hereof:

     (a) The representations and warranties in this First Amendment, the Loan Agreement as amended by this First Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

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     (b)  No Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions, including, without limitation, the Littleton Closing, contemplated herein;

     (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrowers or the Agent;

     (d) The Agent shall have received a first amendment fee of $50,000 from the Borrowers; and

     (e) The Agent shall have received payment in full of its out-of pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this First Amendment.

     5.   Representations and Warranties.  Each Borrower hereby represents and
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warrants to the Agent that (a) the execution, delivery, and performance of this
First Amendment and of the Loan Agreement are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this First Amendment and the Loan Agreement constitute such Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this First Amendment has been duly executed and delivered by such Borrower.

     6.   Choice of Law.  The validity of this First Amendment, its
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construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts.

     7.   Counterparts; Telefacsimile Execution.  This First Amendment may be
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executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by telefacsimile shall be as effective as delivery of a manually executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile also shall deliver a manually executed counterpart of this First Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

     8.   Effect on Loan Agreement and Other Loan Documents.  The Loan
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Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the

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Agent under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof.

     9.   Further Assurances.  The Borrowers shall execute and deliver all
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agreements, documents, and instruments, in form and substance satisfactory to
Agent, and take all actions as the Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by the Agent and to fully consummate the transactions contemplated under this First Amendment and the Loan Agreement, as amended by this First Amendment.

     10.  Miscellaneous.
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     (a)  Upon and after the effectiveness of this First Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

     (b) The Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent.


                  [Signatures appear on the following page.]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Loan and Security Agreement to be executed as of the date first above written.

                                    BORROWERS:
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                                    HOLOGIC, INC.,
                                    as Borrower and Administrative Borrower


                                    By: /s/ Glenn P. Muir
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                                       Glenn P. Muir, Chief Financial Officer

                                    FLUOROSCAN IMAGING SYSTEMS, INC.,
                                    as Borrower


                                    By: /s/ Glenn P. Muir
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                                       Glenn P. Muir, Vice President-Finance

                                    DIRECT RADIOGRAPHY CORP.,
                                    as Borrower


                                    By: /s/ Glenn P. Muir
                                       ----------------------------------------
                                       Glenn P. Muir, Vice President-Finance


                                    AGENT AND REQUIRED LENDERS:
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                                    FOOTHILL CAPITAL CORPORATION,
                                    as Agent and as sole Lender


                                    By: /s/ Andrew T. Furlong
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                                       Andrew T. Furlong, Vice President


     The undersigned hereby acknowledges this First Amendment and ratifies and confirms its obligations under the Guaranty and Security Agreement and any other Loan Document to which it is a party.

X-RAY TECHNOLOGY CORP.


By: /s/ Glenn P. Muir
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    Glenn P. Muir, Vice President-Finance